Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

JAGUAR HEALTH, INC.

and

SAGARD CAPITAL PARTNERS, L.P.

Dated as of March 23, 2018

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(K)	DELAYS OR OMISSIONS	19
(L)	FINAL AGREEMENT	19
(M)	EXECUTION	19
(N)	CONSENTS	20
(O)	CONSTRUCTION	20
(P)	TERMINATION OF AGREEMENT	20

Exhibit A - Plan of Distribution

Exhibit B - Notice of Registration and Selling Securityholder Questionnaire

Exhibit C - Notice of Transfer

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 23, 2018, is by and between Jaguar Health, Inc., a Delaware corporation (the “Company”), and the undersigned Purchaser (the “Purchaser”).

RECITALS

In connection with, and pursuant to, that certain Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Purchaser at the Closing 5,524,926 shares (the “Purchased Shares”) of Series A Preferred Stock, which are convertible into shares (the “Conversion Shares”) of Voting Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company.  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

To induce the Purchaser to execute, deliver and make the investment contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors (as defined below) hereby agree as follows:

1.                                      DEFINITIONS.  In addition to the capitalized terms elsewhere defined herein, the following terms, when used herein, shall have the following meanings, unless the context otherwise requires:

“Agreement” has the meaning set forth in the preface above.

“Assignment Period” has the meaning set forth in Section 5(c).

“Black Out Period” has the meaning set forth in Section 5(a)(i)(B).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York, New York generally are authorized or required by law or other governmental actions to close.

“Claims” has the meaning set forth in Section 7(a).

“Common Stock” has the meaning set forth in the recitals above.

“Company” has the meaning set forth in the preface above.

“Conversion Shares” has the meaning set forth in the recitals above.

“Early Filing Trigger” means the occurrence of an event described in Section 4.2(c) of the Securities Purchase Agreement.

“Effective Date” means the date a Registration Statement is declared or becomes effective under the Securities Act.

“Effectiveness Deadline” has the meaning set forth in Section 2(a).

“Exchange Act” has the meaning set forth in Section 3(b).

“Filing Deadline” has the meaning set forth in Section 2(a).

“Investor Representative” means Sagard Capital Partners, L.P.

“Investors” means (i) the Purchaser, (ii) any transferee or assignee thereof to whom the Purchaser or an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9(c), and (iii) any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9(c).

“Legal Counsel” has the meaning set forth in Section 2(f).

“Liquidated Damages” has the meaning set forth in Section 5(c).

“Notice and Questionnaire” means the selling securityholder questionnaire attached to the Notice of Registration and Selling Securityholder Questionnaire attached as Exhibit B hereto.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, other entity, an unincorporated organization and a governmental or any department or agency thereof.

“Purchased Shares” has the meaning set forth in the recitals above.

“Purchaser” has the meaning set forth in the preface above.

“Records” has the meaning set forth in Section 3(q)(ii).

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means (i) all Conversion Shares, (ii) all shares of Common Stock issued pursuant to Section 4.1 of the Securities Purchase Agreement (including shares of Common Stock issuable upon exercise, conversion or exchange of securities issued pursuant to such Section 4.1) and (iii) any shares of capital stock issued or issuable with respect to the

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Conversion Shares or any of the shares described in clause (ii), in either case as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that Registrable Securities shall not include any such shares (A) which have been disposed of pursuant to an effective registration statement under the Securities Act, (B) which have been sold or otherwise transferred in a transaction in which the rights under the provisions of this Agreement have not been assigned, (C) which have been sold under Rule 144 or (D) which are owned by an Investor with respect to which this Agreement has terminated pursuant to Section 9(p) hereof.

“Registrable Securities Purchase Price” means, with respect to any Registrable Security, the purchase price actually paid by Sagard Capital Partners, L.P. for such Registrable Security (or, in the case of Conversion Shares (or other Registrable Securities, if such Registrable Security was acquired upon exercise or conversion of other equity securities), the exercise price or conversion price thereof), in all cases subject to adjustment for any stock split, reverse stock split, dividend, spin-off or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization or business combination.

“Registration Default” has the meaning set forth in Section 5(c).

“Registration Period” has the meaning set forth in Section 3(a).

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“Scheduled Earnings Blackouts” has the meaning set forth in Section 5(a)(i).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” has the meaning set forth in the recitals above.

“Securities Purchase Agreement” has the meaning set forth in the recitals above.

“Series A Preferred Stock” means the Series A Convertible Preferred Participating Preferred Stock of the Company, par value $0.0001 per share.

“Subsequent Registration Rights” has the meaning set forth in Section 9(a)(ii).

“Suspension Notice” has the meaning set forth in Section 5(a)(i).

2.                                      REGISTRATION.

(a)                                 Mandatory Registration.  The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities.  The Company shall file the Registration Statement no later than the earlier of (i) ninety (90) days prior to the first anniversary of the Closing and (ii) thirty (30) days after an Early Filing Trigger.  Such deadline is referred to herein as the “Filing Deadline.”  If Form S-3 is unavailable for such

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a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(b).  The Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the aggregate number of Registrable Securities issued and outstanding as of the trading day immediately preceding the date the Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(c).  The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC no later than the earlier of (1) the first anniversary of the Closing and (2) sixty (60) days after an Early Filing Trigger (the “Effectiveness Deadline”).

(b)                                 Ineligibility for Form S-3.  If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Investor Representative and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(c)                                  Sufficient Number of Shares Registered.  If the number of shares available under the Registration Statement filed pursuant to Section 2(a) is, or becomes, insufficient to cover all of the Registrable Securities required to be covered by the Registration Statement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 100% of the aggregate number of the Registrable Securities required to be registered hereunder as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises.  The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.  For all purposes of this Agreement, such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to Section 2(a).

(d)                                 Intentionally omitted.

(e)                                  Plan of Distribution.  The intended method or methods of disposition and/or sale (Plan of Distribution) of the Registrable Securities contained in the Registration Statement to be filed hereunder shall be in the form attached hereto as Exhibit A, with only such modifications and changes as expressly agreed by the Company and the Investor Representative.

(f)                                   Legal Counsel.  Subject to Section 6 hereof, the Investor Representative shall have the right to select one legal counsel in connection with any offering pursuant to this Section 2 (“Legal Counsel”), which shall be Finn Dixon & Herling LLP or such other counsel as hereafter designated by the Investor Representative.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

3.                                      RELATED OBLIGATIONS.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2 or Section 3(p), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition thereof and the Company shall have the following additional obligations:

(a)                                 The Company shall use its reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times from the Effective Date until the date on which the Investors shall have sold all the Registrable Securities covered by such

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Registration Statement (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  If the Registration Statement is no longer effective during the Registration Period, the Company shall use its reasonable best efforts to cause a new Registration Statement to become effective pursuant to Section 2 or Section 3(p) as promptly as practicable.

(b)                                 The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c)                                  The Company shall permit Legal Counsel to review and comment upon (i) any Registration Statement prior to its filing with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be withheld unless Legal Counsel has reasonable objections to disclosures in the Registration Statement relating to the Investors.  The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

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(d)                                 The Company shall furnish, without charge, to each Investor selling Registrable Securities and each underwriter, if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such Investor or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Investor.

(e)                                  The Company shall use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities pursuant to a Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) subject itself to general taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction.

(f)                                   The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Legal Counsel and each Investor as Legal Counsel or such Investor may reasonably request.  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by email on the same day of such effectiveness and by overnight delivery), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)                                  The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension promptly and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)                                 The Company shall cooperate with the Investors who hold Registrable Securities being offered and facilitate the timely preparation and delivery of certificates (not bearing any

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restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(i)                                     The Company shall appoint (if one has not already been appointed) and maintain a transfer agent and registrar for its Common Stock not later than the Effective Date.  The Company shall use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by any Investor.

(j)                                    The Company shall otherwise use its reasonable best efforts to comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act);

(k)                                 Within one (1) Business Day after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver or shall cause legal counsel for the Company to deliver to the Company’s transfer agent confirmation that such Registration Statement has been declared effective by the SEC.

(l)                                     The Company shall use commercially reasonable efforts to take all other actions reasonably necessary to expedite and facilitate disposition by Investors of Registrable Securities pursuant to a Registration Statement.

(m)                             Intentionally omitted.

(n)                                 The Company shall use its reasonable best efforts to secure the listing of all of the Registrable Securities covered by such Registration Statement upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock shall be so listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of such Registrable Securities.

(o)                                 During the period that the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act.

(p)                                 If a Registration Statement covering the Registrable Securities will terminate by its terms, the Company shall, as far in advance as is practicable, refile (or file and have declared effective) a new Registration Statement and use its reasonable best efforts to minimize and gap between the two Registration Statements.

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(q)                                 To the extent that any of the Investors is deemed to be an underwriter of Registrable Securities (pursuant to any SEC comments or discussions with the SEC staff with respect to a Registration Statement), the Company agrees that:

(i)                                     The indemnification and contribution provisions contained in Section 7 shall be applicable to the benefit of the Investors in their role as deemed underwriter in addition to their capacity as holders of Registrable Securities;

(ii)                                  The Investors shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters; provided, however, that each Investor shall agree to hold in strict confidence and shall not make any disclosure or use of any record or other information (“Records”) which the Company determines in good faith to be confidential, and of which determination the Investors are so notified, unless (A) the disclosure of such Records is required by law or (B) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement;

(iii)                               The Company shall obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Investor Representative) in customary form addressed to the Investors, covering such matters as are customarily covered in opinions requested in underwritten offerings and dated as of the date such opinion is customarily dated;

(iv)                              The Company shall obtain “comfort letters” and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Investors, in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings and dated as of the date such comfort letter is customarily dated; and

(v)                                 The Company shall deliver such other customary documents and certificates as may be reasonably requested by the Investors to evidence compliance with any customary conditions contained in underwriting agreements, if any.

4.                                      OBLIGATIONS OF THE INVESTORS.

(a)                                 At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall, by delivering a Notice and Questionnaire, notify each Investor in writing of the information the Company reasonably requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of

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such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including, without limitation, a properly completed Notice and Questionnaire.

(b)                                 Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor no longer holds any Registrable Securities or has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)                                  Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in the first sentence of Section 3(f) or in Section 3(g) or, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by the first sentence of Section 3(f) or by Section 3(g) or receipt of notice that no supplement or amendment is required and, if so directed by the Company, such Investor shall deliver to the Company, or destroy all copies in such Investor’s possession, any prospectus covering such Registrable Securities current at the time of receipt of such notice.  Notwithstanding anything to the contrary contained herein, if the Investor has sold any Registrable Securities prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in the first sentence of Section 3(f) or in Section 3(g) but has not yet settled such sale prior to the receipt of any such notice, the Company shall cause its transfer agent to deliver an unlegended certificate(s) representing the shares of Common Stock to be transferred to the applicable transferee(s) in accordance with the terms of the Securities Purchase Agreement.

5.                                      SUSPENSION OF REGISTRATION RIGHTS.

(a)                                 Suspension Notices.

(i)                                     Notwithstanding anything to the contrary herein, during any earnings blackout period in effect pursuant to a policy established by the Company’s Board of Directors or a designated committee thereof (including, without limitation, the Company’s current earnings blackout policy) (a “Scheduled Earnings Blackout”), unless the Company provides the Investors notice that a Black Out Period (as defined below) with respect to a Scheduled Earnings Blackout will not be in effect, or if the Company shall at any time furnish to the Investors a certificate signed by any of its authorized officers (a “Suspension Notice”) stating that:

(A)                               the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Company’s Board of Directors, after consultation with its outside counsel, materially and adversely affect the Company or the prospects for consummation of such material transaction; or

(B)                               the Company’s Board of Directors has made the good faith determination after consultation with counsel that (x) use or continued use of any proposed or effective Registration Statement for purposes of effecting offers or sales of

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Registrable Securities pursuant thereto would require, under the Securities Act, premature disclosure in such Registration Statement (or the prospectus relating thereto) of material, non-public information, (y) such premature disclosure would not be in the best interest of the Company and (z) it is therefore necessary to defer the filing or to suspend the use of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, the right of the Investors to use any Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (a “Black Out Period”) of not more than 240 days in the aggregate in any 360 consecutive-day, with the first calculation of any such period first commencing on the earlier of (1) March 31, 2019 or (2) the date on which the “Lock-Up Period” as defined in the Securities Purchase Agreement) has terminated earlier than the first anniversary of the closing under the Securities Purchase Agreement; provided, however, that, such 240 day aggregate limit may be increased for up to two additional periods in any 12-month period, not to exceed 60 days in the aggregate in any 12 consecutive-month period, but only in the case of a Suspension Notice(s) approved by all of the members of the Board of Directors (other than any representative of the Investor to the extent a member thereof) delivered in respect of a material transaction described in Section 5(a)(i)(A); and provided, further, however, that following the second anniversary of the date hereof, such 240 day aggregate limit may be increased (such increase in the 240 day aggregate limit pursuant to this proviso, the “Limit Increase”) for up to two additional periods in any 12-month period, not to exceed 30 days in the aggregate in any 12 consecutive-month period, but (1) only in the case of a Suspension Notice(s) approved by all of the members of the Board of Directors (other than any representative of the Investor to the extent a member thereof) delivered in respect of a material transaction described in Section 5(a)(i)(A) and (2) the Limit Increase contemplated by this proviso may not be utilized by the Company more than one time (and after being used, may not thereafter be used again without the consent of the Purchaser in its sole discretion).  If the Company modifies its earnings blackout policy, or its implementation thereof, to reduce the number of days comprising Scheduled Earnings Blackouts, the 240 day aggregate limit in the preceding sentence (as may be increased pursuant to the proviso in the preceding sentence) shall be reduced by a like number of days.  Furthermore, in addition to the 240 day (or such greater or lesser period, as applicable, pursuant to the Limit Increase and any decrease pursuant to the previous sentence, respectively) aggregate limit on Blackout Periods per each 360 day period, no Black Out Period shall last for more than 45 consecutive days in any 360 consecutive day period except (i) in the case of a Suspension Notice delivered, or a Scheduled Earnings Blackout designated, in respect of the Company’s year-end earnings reports, no more than 65 consecutive days after delivery of such Suspension Notice or start of such Scheduled Earnings Black Out and (ii) in the case of a Suspension Notice delivered in respect of a material transaction described in Section 5(a)(i)(A), no more than 100 consecutive days after delivery of such Suspension Notice.  For the avoidance of doubt, with respect to any Registrable Security, no Registration Default shall be applicable to such Registrable Security during any Black Out Period permitted to be imposed on the holder of such Registrable Security pursuant to this Section 5.

A Suspension Notice shall not disclose the specific material, non-public information with respect to any Black Out Period, unless the Investor specifically requests in writing to receive such material, non-public information and agrees in writing to keep such material, non-public information confidential.

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(ii)                                  Notwithstanding anything to the contrary in this Section 5(a), the Company shall not impose any Black Out Period, including any Scheduled Earnings Black Out, in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers.

(iii)                               During any Black Out Period, no Investor shall offer or sell any Registrable Securities pursuant to or in reliance upon any Registration Statement (or the prospectus relating thereto) filed by the Company. Notwithstanding the foregoing, if the public announcement of such material, nonpublic information is made during a Black Out Period, then the Black Out Period shall terminate without any further action of the parties and the Company shall immediately notify the Investors of such termination.

(b)                                 Intentionally omitted.

(c)                                  Delay Payments.  The Company and each Investor each agree that any such Investor will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations hereunder.  Subject in all cases to Section 5 (including any applicable Blackout Period), if (i) a Registration Statement is not filed on or prior to any required date hereunder, (ii) a Registration Statement is not declared effective by the SEC or any order of a governmental authority preventing or suspending the use of any prospectus is not lifted prior to any Effective Date or Effectiveness Date applicable thereto, (iii) the Company fails to file with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act, within five (5) Business Days after the date that (A) the Company is notified in writing by the SEC that a Registration Statement will not be “reviewed,” or is not subject to further review and (B) Legal Counsel has given its prior approval to request acceleration of effectiveness pursuant to Section 3(c), or (iv) after the Effective Date, a Registration Statement required to be effective hereunder ceases for any reason to remain effective (without being succeeded immediately by a replacement Registration Statement filed and declared effective) or usable (excluding as a result of a post-effective amendment thereto that is required by applicable law in order to cause a permitted assignee hereunder to be named as a selling securityholder therein, provided that such post-effective amendment is filed by the Company within ten (10) Business Days after the Company receiving notice from any Investor that such post-effective amendment is required (any such ten (10) Business Day period, an “Assignment Period”) for the resale of Registrable Securities, or the Investors are otherwise unable to effect the resale of any Registrable Securities hereunder as a result of a breach by the Company of its obligations hereunder, in each case for such period of time (excluding the duration of any Black Out Period applicable to such Registrable Securities or any Assignment Period) as to any Registrable Securities for which any Registration Statement is then required to be effective hereunder (each of the events referred to in clauses (i) through (iv), a “Registration Default”) the Company shall pay to any Investor holding any Registrable Securities not eligible for resale as a result of such Registration Default, for the duration of such Registration Default as it applies to such Registrable Securities held by such Investor an amount equal to one-half percent (0.5%) of the Registrable Securities Purchase Price of such Registrable Securities per thirty (30) days (or portion thereof), payable in cash on the second business day of each calendar month in respect of payments accruing through the last

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day of the preceding calendar month, with late payments accruing interest at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law), compounding on each payment date (the payments described in this Section 5(c), the “Liquidated Damages”); provided, however, that the aggregate amount of Liquidated Damages payable by the Company to the Investors, for all Registration Defaults, shall not exceed $900,000.  Each of the Company and each Investor agree that the Liquidated Damages provided for in this Section 5 constitute a reasonable estimate of the monetary damages that may be incurred by the Investor by reason of a Registration Default and that such Liquidated Damages are the only monetary damages available to the Investors in the event of a Registration Default.  Notwithstanding anything to the contrary set forth in this Section 5, no event shall be considered a Registration Default hereunder if such event or the primary cause thereof (i) was consented to in writing by the Investor Representative or (ii) results (and shall not be considered a Registration Default for as long as it continues to result) solely from any breach or delay in performance by any Investor of any of its obligations set forth in this Agreement.

6.                                      EXPENSES OF REGISTRATION.  The Company shall bear all expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement, fees and disbursements of Legal Counsel (up to an aggregate of $25,000 for Legal Counsel) and reasonable fees and disbursements of underwriters and their counsel customarily paid by the issuers or sellers of securities (such as fees and expenses related to dealings with and filings with the Financial Industry Regulatory Authority, Inc. and any “blue-sky” related filings).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.For the avoidance of doubt, each Investor shall pay all underwriting and placement discounts and commissions, agency and placement fees, brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of such Investor’s Registrable Securities.

7.                                      INDEMNIFICATION.  If any Registrable Securities are included in a Registration Statement under this Agreement:

(a)                                 Obligations of the Company to Indemnify.  In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor and its directors, officers, partners, agents, stockholders, managers, members, employees, each underwriter, if any, in the offering or sale of such securities, and each other Person, if any, who controls such Investor or any such underwriter within the meaning of the Securities Act, and the directors, officers, partners, agents, stockholders, managers, members and employees of each such controlling Person, from and against any and all third-party losses, claims, damages or liabilities, joint or several, actions or proceedings and expenses (including reasonable fees of counsel) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise (collectively, “Claims”), insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the

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statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein (it being understood that the Investor has approved Exhibit A and Exhibit B hereto for this purpose); provided, further, however, that the Company shall not be liable to any such indemnified party with respect to any amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).  Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of Registrable Securities by an Investor.  Notwithstanding any of the foregoing to the contrary, the foregoing indemnity agreement shall not inure to the benefit of any Investor or underwriter, or any person controlling or claiming through such Investor or underwriter, from whom the person asserting any such Claim purchased shares in the offering (i) with respect to any preliminary prospectus, if a copy of the prospectus (as then amended or supplemented and previously provided by the Company to the Investor or underwriter, as applicable, in accordance with Section 3(d)) was not sent or given by or on behalf of such Investor or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such Claim and (ii) with respect to any Registration Statement, preliminary, final or summary prospectus or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if any such document was used during a Black Out Period.

(b)                                 Obligations of the Investors to Indemnify.  Each Investor selling Registrable Securities shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Company, its officers, directors, employees, legal counsel and accountants, each Person controlling the Company within the meaning of the Securities Act and each of the other Investors and their respective directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons for Claims insofar as such Claims arise out of are based upon any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written

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information furnished to the Company or its representatives by or on behalf of such Investor specifically for use therein (it being understood that such Investor has approved the information provided in Exhibit A and Exhibit B hereto for this purpose), and each such Investor shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Investor shall be required to pay pursuant to this Section 7(b) and/or any other provisions of this Section 7 shall in no case be greater than the amount of the net proceeds received by such Investor upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim.

(c)                                  Procedure.  Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 7, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent the indemnifying party is materially and actually prejudiced thereby, and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Agreement.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction) and the indemnifying party shall be liable for any reasonable expenses therefor.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 Contribution.  If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under

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Sections 7(a) or (b), then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim, as well as other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 7(d).  The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 7(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 7(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 7(b).

(e)                                  Other Agreements.  Notwithstanding this Section 7, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement, if any, entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                                   Payments.  The indemnification and contribution required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(g)                                  Survival.  The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of any Registrable Securities.

8.                                      REPORTS UNDER THE EXCHANGE ACT.  With a view to making available to the Investors all of the benefits of Rule 144 (or any similar successor rule), the Company agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 (or any similar successor rule), (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (iii) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (or any similar successor rule) and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 (or any similar successor rule) without registration.

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9.                                      MISCELLANEOUS.

(a)                                 Other Registration Rights.

(i)                                     The Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied.

(ii)                                  The Company may hereafter grant to any Person or Persons the right to request the Company to register any equity securities of the Company (the “Subsequent Registration Rights”), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of the Registrable Securities; provided, however, that, except for any equity securities issued to the Investors in the future, the Subsequent Registration Rights may not have priority over, or parity with, the registration rights of the Registrable Securities hereunder in any respect and such Subsequent Registration Rights shall have no piggyback rights on any registration and sale of Registrable Securities hereunder.

(iii)                               Except as set forth in Schedule 9(a), until the Effective Date, the Company shall not file a registration statement under the Securities Act relating to securities held by any selling security holder other than the Purchaser without the prior written consent of the Purchaser.

(b)                                 General Piggyback Rights of the Investors.  If at any time during the Registration Period, there is not an effective Registration Statement covering all of the Registrable Securities for any reason whatsoever and the Company has filed, or is preparing to file, with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Investor written notice of such determination and (i) the Company shall not effect such filing without reasonable prior written notice to the Investor Representative and (ii) if, within ten (10) days after receipt of such notice, any such Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Investor requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights, which customary underwriter cutbacks shall be applied such that shares of Common Stock are included in such registration as follows:  first, all shares of Common Stock to be offered by the Company and all Registrable Securities to be offered by Investors, pro rata among the Company and such participating Investors, and second, shares of Common Stock to be offered by any other holders of registration rights.  For the avoidance of doubt, all of the covenants and obligations of the Company hereunder shall apply to such piggy back registration, to the extent consistent with this Section 9(b).

(c)                                  Assignment of Registration Rights.

(i)                                     The registration rights of any Investor under this Agreement with respect to any Registrable Securities may be assigned to any of the following Persons, if they acquire Registrable Securities: (A) any Affiliate of the Investor, (B) if the Investor is a partnership, its partners or former partners in accordance with partnership interests or the estate of any such

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partner or former partner or a liquidating trust for the benefit of its partners, (C) if the Investor is a limited liability company, its members or former members in accordance with their interest in the limited liability company, (D) if the Investor is a corporation, its majority owned subsidiaries or Affiliates thereof or (E) if the Investor is an individual, the Investor’s family members or trust for the benefit of such Investor or his or her family members or an entity whose equity owners consist solely of the Investor and his or her family members.

(ii)                                  Upon any such permitted assignment, (A) the Investor shall give the Company written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (B) such assignee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound to the same extent and in the same capacity as the Investor by the provisions of this Agreement; and (C) such assignee shall acknowledge, immediately following such assignment, that the further disposition of such securities by such assignee may be restricted under the Securities Act. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such assignment take such reasonable actions as shall be reasonably acceptable to the Investors and such permitted transferee to assure that the Registration Statement and related prospectus are available for use by such permitted transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.  Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement, or who acquires securities that are not, or upon acquisition cease to be, Registrable Securities, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Securities.

(d)                                 Successors and Assigns; Third Party Beneficiaries.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, whether so expressed or not.

(e)                                  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(f)                                   Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

(g)                                  Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service or (iv) five (5) days after deposit in the U.S. mail, return receipt requested, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:If to the Company:

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Jaguar Health, Inc.

201 Mission Street, Suite 2375

San Francisco, California 94105

Facsimile: (415) 371-8311

Email:            lconte@jaguar.health

Attention: Lisa A. Conte

With a copy to:

Reed Smith LLP

101 Second Street, Suite 1800

San Francisco, CA 94105

Email: DReinke@ReedSmith.com

Attention: Donald C. Reinke, Esq.

If to the Purchaser:

Sagard Capital Partners, L.P. New York, New York 10017
Facsimile:	On file with the Company
Email:	On file with the Company
Attention: Chief Financial Officer and General Counsel

If to Legal Counsel:

Finn Dixon & Herling LLP Six Landmark Square Stamford, Connecticut 06901
Telephone:	(203) 325-5000
Facsimile:	(203) 325-5001
Email:	cdowney@fdh.com
Attention:	Charles J. Downey III, Esq.

If to an Investor, to its address and facsimile number set forth on the Schedule of Investors attached hereto, with copies to such Investor’s representatives as set forth on the Schedule of Investors, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt or deposit in the U.S. mail, as the case may be, (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s (1) facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (2) email system, (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service or (D) by a signed return receipt in accordance with clause (i), (ii), (iii), or (iv) above, respectively.

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(h)                                 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i)                                     Amendments and Waivers.  The provisions of this Agreement may be amended, waived or otherwise modified upon the written agreement of the Company and the Investor Representative.  Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

(j)                                    Specific Performance.  The Company and the Investor acknowledge and agree that irreparable damage to the other party would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each party shall be entitled to an injunction, injunctions or other equitable relief, without the necessity of posting a bond, to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties may be entitled by law or equity.

(k)                                 Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

(l)                                     Final Agreement.  This Agreement constitutes the complete and final agreement of the parties concerning the matters referred to herein and supersedes all prior agreements and understandings.

(m)                             Execution.  This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this

19

Agreement bearing the signature of the party so delivering this Agreement.

(n)                                 Consents.  All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Investor Representative.

(o)                                 Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(p)                                 Termination of Agreement.  This Agreement and all registration rights granted to an Investor shall terminate and be of no further force or effect with respect to that Investor if both of the following conditions are satisfied: (i) all Registrable Securities then held by and issuable to such Investor (and its affiliates, partners and former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period and the certificates evidencing such Registrable Securities bear no legends restricting the transfer thereof (and, to the extent such securities are issued in global form, bear an unrestricted CUSIP number) and (ii) the Company’s Common Stock is traded on a national securities exchange or quoted on an automated inter-dealer quotation system; provided that Section 7, Section 9 and any accrued but unpaid obligation of the Company in respect of Liquidated Damages shall survive any termination under this Section 9(p).

* * * * * *

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[Signature Page to Registration Rights Agreement — Jaguar Health/Sagard]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

JAGUAR HEALTH, INC.

By:	/s/ Lisa Conte
	Name:	Lisa Conte
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement— Jaguar Health/Sagard]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

SAGARD CAPITAL PARTNERS, L.P.
By:	Sagard Capital Partners GP, Inc.,
its general partner

By:	/s/ Samuel Robinson
	Name:	Samuel Robinson
	Title:	President

SCHEDULE OF INVESTORS

Investor’s Name	Investor’s Address, Facsimile Number and Email Address

Sagard Capital Partners, L.P.	New York, New York 10017
	Attention:	Chief Financial Officer and General Counsel
	Email:	On file with the Company

SCHEDULE 9(a)

1.              Registration Rights Agreement, dated June 8, 2016, by and between Jaguar Health, Inc. and Aspire Capital Fund, LLC.

2.              Note Purchase Agreement, dated March 1, 2017, by and among Napo Pharmaceuticals, Inc., MEF I, LP and Riverside Merchant Partners (requiring Napo to include in the Merger Agreement provisions, consistent with the terms set forth in Annex II of the Note Purchase Agreement, that the Company will register the maximum number of shares of the Company’s common stock issuable in connection with interest payments under the Exchangeable Promissory Notes issuable thereunder), as amended by (a) the Letter Agreement, dated September 1, 2017, by and among Napo Pharmaceuticals, Inc., MEF I, LP and Riverside Merchant Partners, (b) the First Amendment to the Note Purchase Agreement and Notes, dated December 29, 2017, by and among Napo Pharmaceuticals, Inc., MEF I, LP and Riverside Merchant Partners and (c) the Second Amendment to the Note Purchase Agreement and Notes and Payoff Agreement, dated February 16, 2018, by and among Napo Pharmaceuticals, Inc., MEF I, LP and Riverside Merchant Partners.

3.              Investor Rights Agreement, dated March 31, 2017, by and between Jaguar Health, Inc. and Nantucket Investments Limited.

4.              Securities Purchase Agreement, dated June 29, 2017, by and between Jaguar Health, Inc. and Chicago Venture Partners, L.P. (“CVP”), as amended by the Letter Agreement, dated August 30, 2017, by and between Jaguar Health, Inc. and CVP.

5.              Share Purchase Agreement, dated December 27, 2017, by and between Jaguar Health, Inc. and the purchasers named therein.

6.              Share Purchase Agreement, dated January 18, 2018, by and between Jaguar Health, Inc. and the purchasers named therein.

7.              Share Purchase Agreement to be entered into on or about the Closing Date, by and between Jaguar Health, Inc. and Invesco Asset Management Limited.

8.              Share Purchase Agreement to be entered into on or about the Closing Date, by and between Jaguar Health, Inc. and the purchasers named therein.

9.              One or more registration statements that the Company may file from time to time to register the resale of any shares issued to CVP following the Closing Date in connection with the repayment or redemption of the secured promissory notes issued by the Company to CVP as of the Closing Date.

10.       A registration statement on Form S-8 with respect to resale of shares of Common Stock issuable upon exercise of the stock options, restricted stock and restricted stock unit awards granted under the Company’s 2014 Stock Incentive Plan.

EXHIBIT A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered hereby on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These sales may be at fixed or negotiated prices.  A Selling Stockholder may use any one or more of the following methods when selling shares:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                  in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  a combination of any such methods of sale; or

•                  any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares.  The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until all of the shares continuing to have registration rights have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect.  The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares of Common Stock covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person.  We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

EXHIBIT B

Jaguar Health, Inc.

Notice of Registration Statement
and
Selling Securityholder Questionnaire

                      , 20

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between Jaguar Health, Inc. (the “Company”) and the Investors named therein.  Pursuant to the Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s common stock issued in connection with the Company’s recently completed private exchange offers (the “Securities”).  A copy of the Registration Rights Agreement has been filed with the Commission on Form 8-K and can be obtained from the Commission’s website at www.sec.gov.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each holder of Registrable Securities (as defined in the Registration Rights Agreement) is entitled to have the Registrable Securities held by it included in the Shelf Registration Statement (or a supplement or amendment thereto).  In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [                ].  Holders of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain losses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Transfer Agent the Notice of Transfer set forth in Exhibit C to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is true, accurate and complete:

QUESTIONNAIRE

(1)         (a)                     Full legal name of Selling Securityholder:

(b)                     Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(2)         Address for notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

E-mail for Contact Person:

(3)         Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)                     Number of shares of Registrable Securities beneficially owned:

(b)                     Number of shares of Common Stock other than Registrable Securities beneficially owned:

(c)                      Number of shares of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

(4)         Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)         Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities.  Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record.  In addition, the Commission has provided guidance that Rule 13d-3 of the Exchange Act should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)                     Is the holder a Reporting Company?

Yes                ☐                                    No                                ☐

If “No”, please answer Item (5)(b).

(b)               List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)         Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7)         Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only in accordance with the “Plan of Distribution” section attached as Exhibit A to the Registration Rights Agreement.

State any exceptions here:

Note:  In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8)         Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement.  In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)               State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes                ☐                                    No                                ☐

(b)               If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable.  Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)                         Were the Securities acquired as compensation for underwriting activities?

Yes                ☐                                    No                                ☐

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)                      Were the Securities acquired for investment purposes?

Yes                ☐                                    No                                ☐

(iii)                   If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)                State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes                ☐                                    No                                ☐

(d)               If you answered “Yes” to question (c) above:

(i)                         Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes                ☐                                    No                                ☐

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)                      At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes                ☐                                    No                                ☐

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)         Hedging and short sales:

(a)               State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes                ☐                                    No                                ☐

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b)               Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

*                                         *                                         *                                         *                                         *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations, if any, under this Notice and Questionnaire and the Registration Rights Agreement (including Section 8(e) of the Registration Rights Agreement).

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus.  The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act.  Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)             To the Company:

Jaguar Health, Inc.
201 Mission Street, Suite 2375
San Francisco, California 94105
Attention:

(ii)          With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above).  This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of holder of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [           ] TO THE COMPANY AT:

Jaguar Health, Inc.
201 Mission Street, Suite 2375
San Francisco, California 94105
Attention:

EXHIBIT C

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Jaguar Health, Inc.

c/o Computershare

[ADDRESS]

Attention:  Transfer Agent and Registrar

Re:                             Jaguar Health, Inc. (the “Company”)

Common Stock

Dear Sirs:

Please be advised that                                       has transferred              shares of the above-referenced Common Stock pursuant to an effective Registration Statement on Form S-3 (File No. 333-         ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Common Stock is named as a “Selling Holder” in the Prospectus dated [date] or in amendments or supplements thereto, and that the number of shares of Common Stock transferred equals the number of shares of Common Stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:
Very truly yours,

(Name)

By:
(Authorized Signature)

C-1